UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)

1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported, on September 30, 2021, Eagle Bancorp Montana, Inc. (“Eagle”) and Eagle’s wholly-owned subsidiary, Opportunity Bank of Montana, a Montana chartered commercial bank (“Opportunity Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Community Bancorp, Inc., a Montana corporation (“FCB”), and FCB’s wholly-owned subsidiary, First Community Bank, a Montana chartered commercial bank. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, FCB will merge with and into Eagle, with Eagle continuing as the surviving corporation (the “Merger”). Immediately following the effective time of the Merger, First Community Bank is expected to merge with and into Opportunity Bank (together with the Merger, the “Transaction”), with Opportunity Bank surviving and continuing its corporate existence under the name “Opportunity Bank of Montana.” The Merger Agreement was unanimously approved by the board of directors of each of Eagle and FCB.

In connection with the proposed merger, Eagle filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus, as amended, and filed a definitive joint proxy statement/prospectus with the SEC dated December 22, 2021 (the “joint proxy statement/prospectus”), which Eagle and FCB first mailed to their respective shareholders on or about December 23, 2021.

Following the announcement of the merger agreement, as of the date of this Current Report on Form 8-K, Eagle received demand letters from counsel representing individual shareholders of Eagle (the “Demand Letters”). The Demand Letters each allege, among other things, that Eagle caused a materially incomplete and misleading joint proxy statement/prospectus relating to the proposed merger to be filed with the SEC in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated thereunder and/or in breach of their fiduciary obligations under state law.

Eagle believes that the claims asserted in the Demand Letters are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Demand Letters delay or otherwise adversely affect the merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Eagle has agreed to supplement the joint proxy statement/prospectus as described in this Current Report on Form 8-K. Eagle denies that it has violated any laws or breached any duties to Eagle’s stockholders. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Eagle specifically denies all allegations in the Demand Letters that any additional disclosure was or is required.

Supplemental Disclosures to Joint Proxy Statement/Prospectus in Connection with the Demand Letters

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the joint proxy statement/prospectus and should be read in conjunction with the disclosures contained in the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information set forth in the supplemental disclosures differs from or updates information contained in the joint proxy statement/prospectus, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the joint proxy statement/prospectus. All page references are to the joint proxy statement/prospectus and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the joint proxy statement/prospectus.

1.	The following disclosure is added after the “Note” on the top of page 51 of the joint proxy statement/prospectus under the subsection entitled “Eagle Comparable Companies Analysis”:

			Financial Condition and Performance										Market Performance Multiples
Company Name	Ticker	State	Assets ($MM)	Loans / Deposit	NPAs / Assets	TCE Ratio	Net Interest Margin	Cost of Deposits	Effic. Ratio	PTPP ROAA	ROAA	ROATCE	Stock Price (9/29/21)	Mkt. Cap. ($MM)	Price Change (LTM)	Price Change (YTD)	Price / LTM EPS	Price / 2021E EPS (1)	Price / 2022E EPS (1)	Price / TBV Per Share	Dividend Yield
Alerus Financial Corporation	ALRS	ND	$3,157.2	67.7%	0.25%	9.36%	2.88%	0.14%	71.5%	2.12%	1.50%	17.37%	$30.27	$520.7	57.9%	10.6%	9.6x	12.3x	15.5x	179.2%	2.11%
FS Bancorp, Inc.	FSBW	WA	$2,222.6	90.0%	0.28%	10.61%	4.09%	0.41%	64.3%	1.96%	1.58%	14.81%	$34.42	$285.3	67.1%	25.6%	6.8x	8.5x	11.1x	122.0%	1.63%
First Western Financial, Inc.	MYFW	CO	$2,009.3	93.6%	0.16%	7.24%	3.01%	0.20%	65.4%	1.71%	1.22%	17.79%	$28.41	$227.2	117.7%	45.2%	8.6x	10.2x	10.9x	158.0%	-
Coastal Financial Corporation	CCB	WA	$2,007.1	92.0%	0.03%	7.68%	3.70%	0.14%	58.7%	1.62%	1.36%	18.55%	$33.03	$396.7	162.1%	57.3%	18.7x	18.0x	16.0x	257.4%	-
First Northwest Bancorp	FNWB	WA	$1,787.4	87.5%	0.10%	10.56%	3.34%	0.23%	78.2%	0.62%	0.69%	6.46%	$17.70	$160.2	79.5%	13.5%	12.0x	16.7x	16.1x	95.7%	1.36%
Timberland Bancorp, Inc.	TSBK	WA	$1,740.5	66.7%	0.14%	10.85%	3.22%	0.18%	49.4%	2.07%	1.63%	15.44%	$28.50	$238.1	61.6%	17.5%	8.6x	NA	NA	127.3%	2.95%
Riverview Bancorp, Inc.	RVSB	WA	$1,617.0	63.0%	0.02%	8.14%	3.07%	0.13%	61.4%	1.35%	1.46%	18.16%	$7.33	$162.0	78.8%	39.4%	10.5x	16.7x	8.3x	126.3%	3.00%
First Financial Northwest, Inc.	FFNW	WA	$1,430.7	96.7%	0.03%	11.19%	3.36%	0.68%	66.9%	1.15%	1.07%	9.64%	$16.37	$152.6	79.5%	43.6%	14.2x	13.2x	15.8x	98.8%	2.69%
Sound Financial Bancorp, Inc.	SFBC	WA	$923.2	79.5%	0.23%	9.61%	3.36%	0.44%	66.1%	1.33%	0.98%	10.23%	$44.30	$114.7	49.5%	39.5%	11.0x	NA	NA	130.6%	1.53%

(1) Earnings per share estimates based on publicly available consensus Street estimates
Source: S&P Capital IQ Pro

2.	The following disclosure is added after the “Note” on the top of page 52 of the joint proxy statement/prospectus under the subsection entitled “FCB Comparable Companies Analysis”:

			Financial Condition and Performance										Market Performance Multiples
Company Name	Ticker	State	Assets ($MM)	Loans / Deposit	NPAs / Assets	TCE Ratio	Net Interest Margin	Cost of Deposits	Effic. Ratio	PTPP ROAA	ROAA	ROATCE	Stock Price (9/29/21)	Mkt. Cap. ($MM)	Price Change (LTM)	Price Change (YTD)	Price / LTM EPS	Price / TBV Per Share	Dividend Yield
Mountain Pacific Bancorp, Inc.	MPCB	WA	$579.9	92.8%	2.23%	6.98%	3.60%	0.55%	59.9%	1.68%	1.01%	13.96%	$10.00	$65.8	60.0%	60.0%	12.3x	162.5%	-
Commencement Bancorp Inc.	CBWA	WA	$561.8	76.6%	0.57%	9.28%	3.57%	0.30%	53.7%	1.63%	-0.04%	-0.40%	$13.30	$55.8	36.4%	17.1%	13.8x	107.2%	-
Solera National Bancorp, Inc.	SLRK	CO	$532.0	90.3%	1.28%	10.18%	3.88%	0.18%	35.1%	2.62%	2.26%	23.78%	$11.30	$48.6	18.3%	2.7%	5.4x	89.7%	-
Savi Financial Corporation, Inc.	SVVB	WA	$469.0	83.5%	0.66%	7.83%	4.01%	0.31%	69.0%	1.40%	1.08%	14.00%	$9.90	$34.0	28.6%	23.8%	14.8x	93.1%	-
Lewis & Clark Bancorp	LWCL	OR	$437.2	60.5%	0.92%	8.22%	3.24%	0.28%	62.8%	1.26%	0.96%	11.57%	$34.15	$36.6	72.0%	30.1%	12.7x	104.8%	0.88%
U & I Financial Corp.	UNIF	WA	$417.1	80.2%	0.15%	14.99%	4.55%	0.21%	49.8%	2.84%	2.29%	14.65%	$10.00	$55.8	47.9%	12.4%	7.6x	89.2%	-
High Country Bancorp, Inc.	HCBC	CO	$404.1	78.9%	0.43%	9.41%	4.47%	0.11%	69.0%	1.65%	1.57%	16.55%	$44.50	$46.0	32.8%	18.6%	8.6x	122.4%	2.25%
Oregon Bancorp, Inc.	ORBN	OR	$376.6	78.3%	0.22%	18.07%	3.72%	0.39%	68.3%	7.69%	5.78%	33.18%	$45.00	$105.3	44.0%	-7.7%	NM	159.5%	-
Pacific West Bank	PWBO	OR	$284.0	83.9%	0.01%	12.09%	2.89%	0.22%	81.0%	0.55%	0.45%	2.85%	$14.10	$37.5	41.0%	29.1%	NM	109.1%	-
Denver Bankshares, Inc.	DNVB	CO	$277.7	59.2%	0.04%	8.99%	3.12%	0.19%	82.8%	0.53%	0.55%	6.08%	$245.00	$18.6	22.5%	22.5%	12.9x	82.0%	4.90%
Coeur d'Alene Bancorp, Inc.	CDAB	ID	$235.2	41.9%	0.13%	11.14%	2.46%	0.10%	67.7%	0.95%	0.74%	7.01%	$11.50	$21.7	27.8%	21.1%	12.4x	102.1%	-

Source: S&P Capital IQ Pro

3.	The following disclosure is added after the last table and corresponding footnote on page 53 of the joint proxy statement/prospectus under the subsection entitled “Precedent Transactions Analysis”:

Northern Rockies Transactions

				Financial Condition and Performance						Transaction Multiples
Announcement Date	Acquirer	Target	Target State	Assets ($MM)	ROAA	ROAE	TCE Ratio	Effic. Ratio	NPAs / Assets	Price / TBV (Per Share)	Price / TBV (Aggregate)	Price / LTM EPS	Tangible Book Premium / Core Deposits
7/22/2021*	First Western Financial, Inc.	Teton Financial Services, Inc.	WY	$429.2	0.53%	5.18%	8.30%	54.8%	0.02%	135.1%	135.1%	17.6x	3.6%
8/09/2019	Eagle Bancorp Montana, Inc.	Western Holding Company of Wolf Point	MT	$100.2	0.98%	9.45%	11.29%	62.6%	0.00%	119.1%	119.1%	16.1x	3.5%
10/11/2018	First Interstate BancSystem, Inc.	Idaho Independent Bank	ID	$725.0	0.64%	6.58%	9.48%	71.3%	0.26%	250.9%	258.6%	NM	18.0%
10/11/2018	First Interstate BancSystem, Inc.	Community 1st Bank	ID	$129.8	0.79%	7.72%	10.35%	68.9%	0.00%	156.4%	162.5%	21.9x	8.4%
8/21/2018	Eagle Bancorp Montana, Inc.	Big Muddy Bancorp, Inc.	MT	$110.9	1.47%	13.63%	11.99%	67.0%	2.15%	140.9%	140.9%	24.7x	6.5%

*Indicates the transaction was pending as of 9/29/2021
Source: S&P Capital IQ Pro

Western U.S. Transactions

				Financial Condition and Performance						Transaction Multiples
Announcement Date	Acquirer	Target	Target State	Assets ($MM)	ROAA	ROAE	TCE Ratio	Effic. Ratio	NPAs / Assets	Price / TBV (Per Share)	Price / TBV (Aggregate)	Price / LTM EPS	Tangible Book Premium / Core Deposits
7/22/2021*	First Western Financial, Inc.	Teton Financial Services, Inc.	WY	$429.2	0.53%	5.18%	8.30%	54.8%	0.02%	135.1%	135.1%	17.6x	3.6%
7/01/2019	BayCom Corp	TIG Bancorp	CO	$228.9	1.13%	9.42%	11.81%	63.0%	1.00%	148.2%	148.2%	17.6x	6.9%
6/03/2019	Arizona Federal Credit Union	Pinnacle Bank	AZ	$236.4	0.37%	3.10%	11.08%	85.2%	1.71%	168.0%	168.0%	NM	10.7%
5/17/2019	Capitol Bancorporation, Inc.	Advantage Bank	CO	$307.2	2.12%	17.99%	12.84%	47.9%	0.33%	180.6%	180.6%	10.8x	18.4%
1/16/2019	Glacier Bancorp, Inc.	FNB Bancorp	UT	$326.3	1.89%	14.57%	12.04%	58.1%	0.69%	216.4%	216.4%	16.8x	17.5%
8/13/2018	BayCom Corp	Bethlehem Financial Corporation	NM	$156.8	0.68%	5.82%	10.26%	74.1%	1.63%	146.2%	146.2%	23.9x	5.9%
5/23/2018	Timberland Bancorp, Inc.	South Sound Bank	WA	$186.9	0.78%	5.69%	12.74%	68.7%	0.40%	154.9%	154.9%	27.3x	8.7%

*Indicates the transaction was pending as of 9/29/2021
Source: S&P Capital IQ Pro

Nationwide Transactions

				Financial Condition and Performance						Transaction Multiples
Announcement Date	Acquirer	Target	Target State	Assets ($MM)	ROAA	ROAE	TCE Ratio	Effic. Ratio	NPAs / Assets	Price / TBV (Per Share)	Price / TBV (Aggregate)	Price / LTM EPS	Tangible Book Premium / Core Deposits
9/28/2021*	Southern Missouri Bancorp, Inc.	Fortune Financial Corporation	MO	$253.1	1.26%	16.79%	7.29%	69.4%	0.76%	162.7%	162.7%	9.3x	7.8%
8/25/2021*	SouthPoint Bancshares, Inc.	Merchants Financial Services, Inc.	AL	$388.8	0.99%	10.38%	7.92%	63.6%	0.98%	147.5%	147.5%	13.0x	4.7%
8/23/2021*	Seacoast Banking Corporation of Florida	Sabal Palm Bancorp, Inc.	FL	$412.2	1.72%	22.55%	7.21%	52.4%	0.00%	166.7%	166.7%	8.0x	5.5%
7/22/2021*	First Western Financial, Inc.	Teton Financial Services, Inc.	WY	$429.2	0.53%	5.18%	8.30%	54.8%	0.02%	135.1%	135.1%	17.6x	3.6%
6/07/2021*	HBT Financial, Inc.	NXT Bancorporation, Inc.	IA	$241.2	0.98%	7.65%	13.13%	59.8%	0.01%	135.8%	135.8%	20.1x	7.3%
5/04/2021*	Farmers & Merchants Bancorp, Inc.	Perpetual Federal Savings Bank	OH	$392.0	1.23%	6.24%	20.08%	41.0%	0.48%	131.7%	131.7%	21.4x	14.0%
4/27/2021*	Southern California Bancorp	Bank of Santa Clarita	CA	$421.2	0.96%	9.06%	9.96%	52.6%	0.35%	125.2%	134.4%	15.6x	5.2%
3/23/2021	Seacoast Banking Corporation of Florida	Legacy Bank of Florida	FL	$533.3	1.15%	10.92%	10.70%	55.7%	0.32%	186.7%	186.7%	18.1x	16.2%
2/18/2021	First National Corporation	Bank of Fincastle	VA	$256.3	0.68%	5.75%	11.83%	77.6%	1.36%	103.9%	104.4%	19.3x	0.7%
8/27/2020	Hanover Bancorp Inc.	Savoy Bank	NY	$596.9	1.14%	11.93%	7.08%	55.1%	0.89%	149.2%	149.2%	13.0x	16.5%
2/05/2020	BankFirst Capital Corporation	Traders & Farmers Bancshares, Inc.	AL	$366.4	0.77%	4.93%	7.31%	70.1%	0.70%	182.9%	182.9%	17.3x	10.3%
1/23/2020	Seacoast Banking Corporation of Florida	Fourth Street Banking Company	FL	$338.9	1.47%	16.59%	10.83%	60.2%	0.29%	173.3%	173.3%	14.4x	11.5%
1/21/2020	Pinnacle Bankshares Corporation	Virginia Bank Bankshares, Incorporated	VA	$217.0	0.95%	8.35%	11.33%	71.6%	1.37%	96.2%	96.2%	11.6x	-0.5%
1/09/2020	Norwood Financial Corp.	UpState New York Bancorp, Inc.	NY	$435.9	1.19%	11.65%	10.31%	51.3%	0.93%	177.9%	177.9%	17.3x	19.0%

*Indicates the transaction was pending as of 9/29/2021
Source: S&P Capital IQ Pro

4.	The first paragraph under the subsection entitled “Net Present Value Analysis for FCB” on page 54 of the joint proxy statement/prospectus is hereby amended and restated as follows:

D.A. Davidson performed an analysis that estimated the net present value per share of FCB common stock under various circumstances. The analysis assumed: (i) FCB performed in accordance with FCB management’s budget for the year ending December 31, 2021, and (ii) an estimated long-term growth rate for the years thereafter, as discussed with and confirmed by Eagle management. To approximate the terminal values of FCB common stock at December 31, 2026, D.A. Davidson assumed a tangible book value per share of $1,669.99 and earnings per share of $137.74 for the year ending December 31, 2026 and applied price to earnings multiples ranging from 9.0x to 16.0x and multiples of tangible book value ranging from 100.0% to 170.0%, with the range of terminal values derived from the FCB comparable merger and acquisition transactions and D.A. Davidson’s professional judgement. The income streams and terminal values were then discounted to present values using different discount rates ranging from 11.00% to 17.00% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of FCB’s common stock. In evaluating the discount rate, D.A. Davidson used industry standard methods of adding the current risk-free rate, which is based on the Duff & Phelps normalized risk-free rate, plus the published Duff & Phelps Industry Equity Risk Premium and plus the published Duff & Phelps Size Premium.

5.	The first paragraph under the subsection entitled “Net Present Value Analysis for Eagle” on page 56 of the joint proxy statement/prospectus is hereby amended and restated as follows:

D.A. Davidson performed an analysis that estimated the net present value per share of Eagle common stock under various circumstances. The analysis assumed: (i) Eagle performed in accordance with average Street estimates for the years ending December 31, 2021 and December 31, 2022; and (ii) an estimated long-term growth rate for the years thereafter, as discussed with and confirmed by Eagle management. To approximate the terminal values of Eagle common stock at December 31, 2026, D.A. Davidson assumed a tangible book value per share of $30.44 and earnings per share of $2.65 for the year ending December 31, 2026 and applied price to earnings multiples ranging from 6.0x to 20.0x and multiples of tangible book value ranging from 100.0% to 170.0%, with the range of terminal values derived from the Eagle comparable companies analysis. The income streams and terminal values were then discounted to present values using different discount rates ranging from 9.00% to 15.00% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Eagle’s common stock. In evaluating the discount rate, D.A. Davidson used industry standard methods of adding the current risk-free rate, which is based on the Duff & Phelps normalized risk-free rate, plus the published Duff & Phelps Industry Equity Risk Premium and plus the published Duff & Phelps Size Premium.

6.
The first paragraph under the subsection entitled “Illustrative Net Present Value Analysis for Pro Forma Eagle” on page 57 of the joint proxy statement/prospectus is hereby amended and restated as follows:

For illustrative purposes, D.A. Davidson performed an analysis that estimated the net present value per share of Eagle common stock under various circumstances, including the impact of the merger with FCB. The analysis assumed: (i) Eagle performed in accordance with average Street estimates for the years ending December 31, 2021 and December 31, 2022; (ii) an estimated long-term growth rate for the years thereafter, as discussed with and confirmed by Eagle management; and (iii) the pro forma financial impact of the merger with FCB including the cost savings estimates, revenue enhancements, purchase accounting adjustments and transaction expenses, as discussed with and confirmed by Eagle management. The analysis assumed: (i) FCB performed in accordance with FCB management’s budget for the year ending December 31, 2021; and (ii) an estimated long-term growth rate for the years thereafter, as discussed with and confirmed by Eagle management. To approximate the terminal value of Eagle common stock at December 31, 2026, D.A. Davidson assumed a pro forma tangible book value per share of $31.18 and earnings per share of $3.17 for the year ending December 31, 2026 and applied price to earnings multiples of 6.0x to 20.0x and multiples of tangible book value ranging from 100.0% to 170.0%, with the range of terminal values derived from the Eagle comparable companies analysis. The income streams and terminal values were then discounted to present values using different discount rates ranging from 9.00% to 15.00% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Eagle’s common stock. In evaluating the discount rate, D.A. Davidson used industry standard methods of adding the current risk-free rate, which is based on the Duff & Phelps normalized risk-free rate, plus the published Duff & Phelps Industry Equity Risk Premium and plus the published Duff & Phelps Size Premium.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Exchange Act, and is intended to be protected by the safe harbor provided by the same. Forward-looking statements are based on current expectations, estimates and projections about Eagle’s and FCB’s businesses, beliefs of FCB’s and Eagle’s management and assumptions made by Eagle and FCB management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements regarding the expected timing, completion and effects of the proposed transactions and Eagle’s and FCB’s expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future factors include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the rights of one or both of the parties to terminate the Merger Agreement; failure to obtain the approval of shareholders of Eagle or FCB in connection with the proposed merger; the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the parties’ ability to achieve the synergies and value creation contemplated by the proposed merger; the parties’ ability to promptly and effectively integrate the businesses of Eagle and FCB, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; the risk that any arrangements relating to the proposed combination could have adverse effects on the market price of the common stock of Eagle; the outcome of any legal proceedings that may be instituted against Eagle or FCB; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the proposed merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets; and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Eagle’s most recent Form 10‑K report and to Eagle’s most recent Form 8‑K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Eagle, FCB or, if the Merger is consummated, the combined company.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Eagle nor FCB assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

In connection with the proposed transaction, Eagle has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Eagle and FCB and a prospectus of Eagle. The registration statement on Form S-4, as amended, was declared effective by the SEC on December 22, 2021, and Eagle and FCB mailed the definitive joint proxy statement/prospectus to their respective shareholders on or about December 23, 2021. The proposed transaction involving Eagle and FCB will be submitted to Eagle’s shareholders and FCB’s shareholders for their consideration on January 26, 2022. This communication (including the documents referred to herein) does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS AND SHAREHOLDERS OF EAGLE AND FCB TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Eagle, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Chantelle Nash, Corporate Secretary, Eagle Bancorp Montana, Inc., 1400 Prospect Avenue, Helena, Montana 59601, (406) 442-3080.

Participants in the Solicitation

Eagle, FCB, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of Eagle is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 10, 2021 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: January 25, 2022	By:	/s/ Peter J. Johnson
Peter J. Johnson
President and Chief Executive Officer